                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      April 30, 1999
                                               ---------------------------------


                        BENEDEK BROADCASTING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

              DELAWARE                            33-78792                                13-2982954
  (State or Other Jurisdiction of         (Commission File Number)          (I.R.S. Employer Identification Number)
   Incorporation or Organization)



                                 100 PARK AVENUE
                               ROCKFORD, IL 61101
               (Address of Principal Executive Offices) (Zip Code)

              Telephone Number, Including Area Code (815) 987-5350
                                                   -----------------------------

ITEM 5.           OTHER EVENTS.

         On April 30, 1999, the Registrant announced its intention to amend its previously announced tender offer and consent solicitation for any and all of the $135 million in outstanding principal amount of its 11 7/8% Senior Secured Notes due 2005. Additional information about developments concerning the tender offer and consent solicitation are incorporated herein by this reference to the press release dated April 30, 1999 and filed herewith as Exhibit 99.1

         On May 3, 1999, the Registrant announced that all of the $135 million in outstanding principal amount of its 11 7/8% Senior Secured Notes due 2005 had been tendered in respect to the Registrant's previously announced tender offer for such securities. The Registrant also announced that it had completed the swap transaction with The Ackerly Group, Inc., of Seattle, WA with respect to the swap of assets of KCOY-TV, the Registrant's station serving Santa Maria, CA, for the assets of KKTV the Ackerly station serving Colorado Springs, CO. Additional information concerning the tender offer and the swap transaction are incorporated herein by this reference to the press release dated May 3, 1999 and filed herewith as Exhibit 99.2.

         On May 13, 1999, the Registrant announced the Total Consideration and the Offer Price with respect to the previously announced tender offer and consent solicitation for any and all of the $135 million in outstanding principal amount of its 11 7/8% Senior Secured Notes due 2005. Additional information concerning the tender offer and consent solicitation are incorporated by reference to the press release dated May 13, 1999 and filed herewith as Exhibit 99.3.

         On May 20, 1999, the Registrant announced that it completed its previously announced tender offer and consent solicitation for its $135 million in outstanding principal amount of its 11 7/8% Senior Secured Notes due 2005. Additional information concerning the tender offer and consent solicitation are incorporated herein by this reference to the press release dated May 20, 1999 and filed herewith as Exhibit 99.4.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         99.1     Press release dated April 30, 1999.

         99.2     Press release dated May 3, 1999.

         99.3     Press release dated May 13, 1999.

         99.4     Press release dated May 20, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BENEDEK BROADCASTING CORPORATION

July 8, 1999                        By: /s/ Ronald L. Lindwall
                                        ---------------------------------------
                                        Name:  Ronald L. Lindwall
                                        Title:  Senior Vice President-Finance

                                INDEX TO EXHIBITS

EXHIBIT           DESCRIPTION

     99.1         Press release dated April 30, 1999.

     99.2         Press release dated May 3, 1999.

     99.3         Press release dated May 13, 1999.

     99.4         Press release dated May 20, 1999.












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